Exhibit 99.1
NEW JERSEY NATURAL GAS FILES BASE RATE CASE WITH
THE NEW JERSEY BOARD OF PUBLIC UTILITIES
WALL, N.J., January 31, 2024 – New Jersey Natural Gas (NJNG), the principal subsidiary of New Jersey Resources (NYSE: NJR), filed a petition with the New Jersey Board of Public Utilities (BPU) requesting an increase of $222.6 million to its base rates. The filing includes the recognition of approximately $850 million of investment by NJNG to enhance the safety, reliability, security and environmental benefits of its delivery system and operations. These investments benefit customers but are not reflected in current rates.
“Our top priority is to safely and reliably deliver the energy our customers count on to heat their homes and run their businesses,” said Steve Westhoven, President and CEO of New Jersey Natural Gas. “The investments we make in our infrastructure reflect this commitment and the critical role our system plays in reaching New Jersey’s carbon reduction goals. We look forward to working with our regulators to achieve a successful resolution of this filing that is reasonable and fair for our customers and our company.”
NJNG maintains infrastructure and operations throughout New Jersey that serve approximately 576,000 customers who depend on natural gas for heating and other essential needs. As a lifeline service provider, the company is committed to continually improving its operations and enhancing the safety and reliability of its distribution network, including the repair, replacement and modernization of its system. This includes:
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Upgrades to critical infrastructure, including looping and reinforcement projects, and the replacement of 140 miles of vintage distribution mains and associated service lines to ensure the safety, reliability and integrity of its delivery systems and support mandates set forth in state and federal regulation.

•	Modernization and enhancement of Customer Service and Dispatch operations to improve the customer experience and ensure efficient and effective response times and service calls.

•	Investment in cybersecurity consistent with industry standards to safeguard customer information, as well as support the safe and reliable operations of NJNG’s systems.

•	Increased labor costs, including the ratification of a new three-year union agreement, that support adequate staffing to effectively meet our customers energy needs.

NJNG’s consistent infrastructure investments – a priority for the company – have made its system one of the most environmentally sound in the state as measured by the fewest leaks per mile of any natural gas utility in New Jersey. These investments also position NJNG’s critical assets to deliver the next generation of lower and zero carbon fuels, like clean hydrogen and renewable natural gas, and play a key role in achieving a cleaner energy future for New Jersey.

NEW JERSEY NATURAL GAS FILES BASE RATE CASE WITH THE NEW JERSEY BOARD OF PUBLIC UTILITIES

The proposed rate adjustment is necessary to ensure the responsible operation of NJNG’s business and recover costs associated with these critical infrastructure investments. Historically, the BPU’s review could take between nine and 12 months. If approved as filed, the change for the typical NJNG residential heating customer using 81 therms a month will be an increase of $29.01.
Natural gas bills consist of two main parts. The first part is the delivery charge, which includes base rates. The second is the Basic Gas Supply Service (BGSS), which covers the cost of purchasing natural gas. The delivery charge covers the cost of providing safe, reliable natural gas service to customers and maintaining operations and delivery systems. The ability to earn a fair return on these capital investments helps NJNG continue to maintain a safe and reliable distribution system. The BGSS portion of the bill is updated annually to reflect current market prices and is passed through to customers. NJNG does not profit from the sale of the natural gas commodity.
Any customer having difficulty paying their natural gas bill should visit njng.com/energyassistance to learn about available energy assistance programs. Energy assistance is available for income-eligible customers through the Low-Income Home Energy Assistance Program (LIHEAP), Universal Service Fund (USF) and Payment Assistance for Gas and Electric (PAGE) Program, NJ SHARES and NJNG’s own Gift of Warmth program.
FORWARD-LOOKING STATEMENTS:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this release include, but are not limited to, certain statements regarding NJNG’s base rate case and investment programs, our employee growth, cybersecurity investments, maintenance, and modernization of our System and our emissions reduction goals.

NEW JERSEY NATURAL GAS FILES BASE RATE CASE WITH THE NEW JERSEY BOARD OF PUBLIC UTILITIES

Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the U.S. Securities Exchange Commission (“SEC”), including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this release is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.
About New Jersey Resources
New Jersey Resources (NYSE: NJR) is a Fortune 1000 company that, through its subsidiaries, provides safe and reliable natural gas and clean energy services, including transportation, distribution, asset management and home services. NJR is composed of five primary businesses:

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New Jersey Natural Gas, NJR’s principal subsidiary, operates and maintains natural gas transportation and distribution infrastructure to serve nearly 576,000 customers in New Jersey’s Monmouth, Ocean and parts of Morris, Middlesex, Sussex and Burlington counties.

•	Clean Energy Ventures invests in, owns and operates solar projects with a total capacity of approximately 469 megawatts, providing residential and commercial customers with low-carbon solutions.

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Energy Services manages a diversified portfolio of natural gas transportation and storage assets and provides physical natural gas services and customized energy solutions to its customers across North America.

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Storage and Transportation serves customers from local distributors and producers to electric generators and wholesale marketers through its ownership of Leaf River Energy Center and the Adelphia Gateway Pipeline, as well as our 50% equity ownership in the Steckman Ridge natural gas storage facility.

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Home Services provides service contracts as well as heating, central air conditioning, water heaters, standby generators, solar and other indoor and outdoor comfort products to residential homes throughout New Jersey.

NJR and its over 1,300 employees are committed to helping customers save energy and money by promoting conservation and encouraging efficiency through Conserve to Preserve® and initiatives such as SAVEGREEN™ and The Sunlight Advantage®.

For more information about NJR:
www.njresources.com
Follow us on X (formerly Twitter) @NJNaturalGas.
“Like” us on facebook.com/NewJerseyNaturalGas.
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